
RAND
LOGISTICS, INC.



Rand Logistics, Inc.
Investor Presentation
September 2008
NASDAQ: RLOG





This presentation contains "forward-looking statements", as defined by the Private Securities Litigation Reform Act of 1995 (the "Act"), that can be identified by words such as "believes", "expects", "projects", and similar expressions and involve numerous risks and uncertainties. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Company's filings with the Securities and Exchange Commission.

RAND
LOGISTICS, INC.



Introduction

- Laurence S. Levy, Chairman & CEO
  - Chairman of Hyde Park Holdings, an investment firm specializing in private equity investments since 1986
  - History of acquiring and building businesses, primarily in the logistics and infrastructure markets
- Edward Levy, President
  - 9 years as a Managing Director of CIBC World Markets Corp.
  - 6 years of actively managing a private equity fund for CIBC
  - 4 years as Co-head of CIBC's Leveraged Finance Group
- Captain Scott F. Bravener, Director & President
  - 14 years as Lower Lakes' President and CEO
  - Over 25 years experience in Great Lakes shipping industry
- Joseph W. McHugh Jr., Chief Financial Officer
- Management and Directors collectively have an approximately 15% total ownership interest in the Company

RAND LOGISTICS, INC.



Rand Today...



- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes with over 95% of business under long-term contract
- Leading relative market share
- High barriers to entry
- Demand for capacity significantly exceeds supply
- Strong track record of accretive acquisitions
- Well positioned to weather macro-economic challenges
- Experienced and successful management team with significant stock ownership

RAND
LOGISTICS, INC.

Rand Tomorrow...



A diversified shipping logistics operator with significant acquisition opportunities to further enhance its strategic position on the Great Lakes and enter other similar regions!


CUYAHOGA

Strong Track Record of Accretive Acquisitions





- Three U.S.-flagged self-unloading bulk carriers from Wisconsin & Michigan Steamship Company (Feb. ’08):
  - ~$20 million cash, 3x projected EBITDA
  - Significant opportunity for future profit growth:
    - Cost efficient operations
    - Enhanced scheduling flexibility
    - Eliminate duplicative management expenses
    - Fully consolidated results eliminate VIE
    - Sold one vessel to Canadian subsidiary for deployment under Canadian registry
- Two bulk carriers from Voyageur Marine for $23.7mm (Aug. ’07):
  - Contracted business through 2011
  - Diversifies cargo and leverages relationships
  - Contract of affreightment for third vessel and option to acquire for C$5 mm
  - Accretive to shareholder value - purchase price less than 5x projected EBITDA

High Barriers to Entry



- Jones Act and Canada Marine Act
  - Limits competition to domestically constructed vessels and local operators
- New Builds Not Economically Feasible
  - Current freight rates and construction costs do not justify investment
  - Last self-propelled Great Lakes vessel built 20 years ago
  - Fresh water use extends vessel life
- Existing Customer Network
  - Long-term relationships create operating efficiencies and limit competitor penetration

Canadian competitor's fleet will require significant rebuild over the next 7-10 years due to exposure to salt water



RAND LOGISTICS, INC.

Favorable Market Demand Imbalance



Annual U.S. Self-Unloader River Class Carrying Capacity versus U.S. Flag Limestone Carriage
Tons (mm)
35
30
25
20
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
10-YEAR AVERAGE ANNUAL LIMESTONE CARRIAGE
ANNUAL U.S. RIVER CLASS CARRYING CAPACITY (EST.)
16 BOATS
10 BOATS

RAND LOGISTICS, INC.

Well Positioned to Weather Economic Challenges



- Demand for capacity strongly exceeds supply
- Diversified cargo base and blue chip customer network mitigate external risks
- Low cost operations strengthen margins
- Fuel surcharges protect against rising fuel prices
- Long-term contractual revenue and cash flow provide strong earnings visibility
- Flexibility to adjust market capacity

RAND LOGISTICS, INC.

Favorable Asset Mix



Self-Unloading Bulk Carriers (10)

- Most efficient means of shipping on the Great Lakes
- Faster to load and unload; no on-shore operators; ideal for short hauls.
- Represents over 75% of Rand's capacity



Bulk Carriers (3)

- Ideal for long duration grain shipments and iron ore backhaul
- Cheaper to operate over long distances; requires land-side operators to unload
- Limited market competition, 19 Canadian vessels versus 120 two decades ago



RAND
LOGISTICS, INC.

Leading Self-Unloader Market Share





U.S. Flag Great Lakes
River Class Fleets



Rand
American Steamship
Interlake Steamship



Canadian Flag Great Lakes
River Class Fleets



Rand
Algoma Central
Upper Lakes Shipping

RAND
LOGISTICS, INC.

Diversified Freight & Customers

Long-term contracts provide strong revenue / cash flow visibility.

Sample Key Customers:

Anheuser Busch
Morton Salt
ON
Carmeuse
Koch Industries Inc
Algoma
Cargill
ADM
Parrish & Heimbecker, Limited
Lafarge
Bunge

Cargo Mix - FY2009 Estimates*



Other 1.0%
Ore 13.0%
Stone 39.0%
Grain 25.0%
Salt 9.0%
Sand 1.0%
Slag 1.0%
Coal 11.0%

* Excludes fuel surcharge

RAND LOGISTICS, INC.

Able to Leverage Customer Network





Coal, Coke, Slag
Stone
Salt, Coal, Stone
Iron, Ore
Grain
Stone Quarries
Thunder Bay
MINNESOTA
LAKE SUPERIOR
Superior
Marquette
Sault Ste. Marie
Bruce Mines
Thessalon
Drummond Island
Port Inland
Cedarville
Meldrum Bay
Badgeley Island
ONTARIO
LAKE HURON
Escanaba
WISCONSIN
Charlevoix
Alpena
Midland
Toronto
LAKE ONTARIO
Green Bay
Manistee
Goderich
Ludington
Saginaw
Hamilton
Port Colborne
Buffalo
MICHIGAN
Sarnia
Nanticoke
Marysville
NEW YORK
LAKE MICHIGAN
Muskegon
Grand Haven
Holland
Milwaukee
Detroit
Windsor
Conneaught
Ashtabula
LAKE ERIE
Cleveland
Toledo
Chicago
Marblehead
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA

RAND LOGISTICS, INC.

Growth Strategies



Internal Opportunities

- Capitalize on shortfall in shipping capacity
- Transition to higher margin business
- Maximize early and late season utilization and efficiency
- Maximize utilization of backhaul capacity
- Continue vessel investments to enhance speed and efficiency

External Opportunities

- Continue to pursue financially disciplined acquisition opportunities

RAND
LOGISTICS, INC.

Pursue Financially Disciplined Acquisitions





- Jones Act and Canada Marine Act assets on Great Lakes
- Jones Act assets in other markets
- Assets in shipping or related areas with
  - Predictable cash flows
  - Defined markets
  - Barriers to entry

RAND
LOGISTICS, INC.


RAND
LOGISTICS, INC.



Financial Review

Income Statement Data (Q1 FY2009 vs. Q1 FY2008)



($ in 000's except for per day values)		Three Months Ended June 30, 2008		2007*
Revenue	$	43,406	$	25,230
Cost of Sales and G&A		37,776		24,107
EBITDA		8,248		2,944
Income Before Other Income and Expenses and Income Taxes		5,630		1,123
Interest Expense and Other		435		449
Net Income (Loss) Applicable to Common Stockholders		2,326		(1,239)
Per Day Values				
Marine Freight Revenue Per Boat Per Day		28,586		24,059
Vessel Margin Per Boat Per Day		11,013		5,965

* The statement of operations as of June 30, 2007 excludes the consolidated VIE.

Notes to Financials:

- First quarter 2009 was the first "clean" quarter, as operating results were not adversely affected by:
  - WMS strike
  - Reporting complexities associated with the WMS time charter
  - Contractual requirements on the two conventional bulk carriers acquired from Voyageur that impaired profitability
  - Incremental costs associated with rebuilding the corporate infrastructure
- The Saginaw did not sail in the first quarter of 2009 due to the re-powering project (completed at the end of Q109)
- Incurred $888,000 of 2008 winter work expense in Q109, due to delays in completing 2008 winter repairs on five vessels, including the completion of the Saginaw re-powering
- Operate nine months of the year (April-December); winter months used for vessel maintenance



RAND LOGISTICS, INC.

Business Economic Model Metrics Fiscal '09



As a result of our operating performance thus far in fiscal year 2009 and based on our confidence in the inherent strength of our business, highlighted by continued strong demand for our services, we are

increasing our projected fiscal year 2009 EBITDA to the $18 to $19.5 million range.

		Comments
Numbers of Vessels	12	Maritime Trader is marketed but Rand does not participate in profits or losses
Average Length of Sailing Season	275 days	
Average Marine Freight Revenue/Boat/Day	$ 27,000	Excludes fuel surcharge, outside charter and other surcharges
Average Vessel Margin / Boat / Day	$ 8,500*	After expensed winter work
SG&A	$9,600,000	
Winter Work / Boat	$ 600,000	50% expensed / 50% capitalized
Drydock	$ 750,000	Occurs once every 5 years / vessel

* Midpoint of management guidance of $8,350 to $8,820, which equates to EBITDA of $18.0 to $19.5 million in fiscal year 2009

RAND
LOGISTICS, INC.

Poised for Value Creation

- Benefit from acquisition of WMS vessels
- Full year benefit of Voyageur acquisition
- IT and infrastructure investments complete
- Continued growth in core vessels
- Favorable market dynamics

Compelling Value Proposition!

RAND LOGISTICS, INC.



Key Takeaways



- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes with over 95% of business under long-term contract
- Strong track record of accretive acquisitions
- High barriers to entry
- Demand for capacity strongly exceeds supply
- Well positioned to weather macro-economic challenges
- Proven growth strategy
- Experienced and successful management team and BOD with significant total ownership interest (approx. 15%)

RAND
LOGISTICS, INC.


RAND
LOGISTICS, INC.



Rand Logistics, Inc.
Investor Presentation
September 2008

NASDAQ: RLOG